Towle Deep Value Fund
SCHEDULE OF INVESTMENTS
As of June 30, 2022 (Unaudited)

Number of Shares		Value
	COMMON STOCKS — 84.3%
	BASIC MATERIALS — 2.4%
106,900	ArcelorMittal S.A.[1]	$2,415,940
	CONSUMER, CYCLICAL — 44.2%
96,850	Adient PLC*	2,869,665
72,565	Alaska Air Group, Inc.*	2,906,228
221,330	Beazer Homes USA, Inc.*	2,671,453
185,040	Dana, Inc.	2,603,513
328,780	Designer Brands, Inc. - Class A	4,293,867
727,893	Express, Inc.*	1,426,670
117,220	Foot Locker, Inc.	2,959,805
207,370	Hawaiian Holdings, Inc.*	2,967,465
109,682	Hooker Furnishings Corp.	1,705,555
82,060	M/I Homes, Inc.*	3,254,500
151,831	Meritor, Inc.*	5,516,020
52,930	PVH Corp.	3,011,717
300,030	Sportsman's Warehouse Holdings, Inc.*	2,877,288
257,890	Stellantis N.V.[1]	3,187,520
108,010	Taylor Morrison Home Corp.*	2,523,114
		44,774,380
	CONSUMER, NON-CYCLICAL — 3.7%
95,730	United Natural Foods, Inc.*	3,771,762
	ENERGY — 14.7%
118,620	Delek U.S. Holdings, Inc.*	3,065,141
98,520	HF Sinclair Corp.	4,449,163
307,570	Liberty Energy, Inc.*	3,924,593
345,250	ProPetro Holding Corp.*	3,452,500
		14,891,397
	FINANCIAL — 2.9%
88,200	Ally Financial, Inc.	2,955,582
	INDUSTRIAL — 11.7%
28,470	Arrow Electronics, Inc.*	3,191,202
82,060	Avnet, Inc.	3,518,733
226,263	Manitowoc Co., Inc.*	2,382,549
127,552	Sterling Infrastructure, Inc.*	2,795,940
		11,888,424
	TECHNOLOGY — 4.7%
155,734	DXC Technology Co.*	4,720,298
	Total Common Stocks
	(Cost $78,183,294)	85,417,783

Towle Deep Value Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2022 (Unaudited)

Principal Amount		Value
	SHORT-TERM INVESTMENTS — 15.8%
$15,993,969	UMB Bank Demand Deposit, 0.01%[2]	$15,993,969
	Total Short-Term Investments
	(Cost $15,993,969)	15,993,969
	TOTAL INVESTMENTS — 100.1%
	(Cost $94,177,263)	101,411,752
	Liabilities in Excess of Other Assets — (0.1)%	(109,713)
	TOTAL NET ASSETS — 100.0%	$101,302,039

PLC – Public Limited Company
*Non-income producing security.
[1]Foreign security denominated in U.S. Dollars.
[2]The rate is the annualized seven-day yield at period end.